UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):	June 8, 2007

FUEL SYSTEMS SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32999	20-3960974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3030 South Susan Street, Santa Ana, California	92704
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(714) 656-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report contains 4 pages

The Exhibit Index is located on page 4.

ITEM 3.01.	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On June 11, 2007, Fuel Systems Solutions, Inc. announced that it received a written staff determination notice from the NASDAQ Stock Market on June 8, 2007 stating that the Nasdaq Listing Qualifications Panel has determined to grant the company’s request for continued listing on The Nasdaq Stock Market, subject to the conditions set forth in such letter. The panel determined to continue the listing of the company’s shares on The Nasdaq Stock Market, subject to (1) the company providing certain information to the Nasdaq Hearings Department on or about July 15, 2007 and (2) the company becoming current in its delinquent periodic reports (including the filing of any required restatements) on, or before, September 6, 2007.

As previously reported, the company is not in compliance with NASDAQ’s Marketplace Rule 4310(c)(14) because it did not timely file its annual report on Form 10-K for the year ended December 31, 2006 or its quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2007. The company has delayed filing its annual report on Form 10-K for fiscal 2006 and its quarterly report on Form 10-Q for the first quarter of fiscal 2007 until a special committee of its board of directors has completed an investigation into the company’s historical stock option grant practices.

A copy of the press release relating to the matters discussed above is filed as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by this reference.

Notice Regarding Forward-Looking Statements

This current report on Form 8-K contains certain forward-looking statements that involve risks and uncertainties, including, without limitation, expressed or implied statements concerning the company’s expectations regarding an internal review of its historical stock option grants and anticipated dates of providing information to NASDAQ Stock Market and/or filings with the Securities and Exchange Commission. Such statements are only predictions, and the company’s actual results may differ materially. Factors that may cause the company’s results to differ include, but are not limited to: risks that the company’s stock will continue to be listed on the NASDAQ Stock Market and risks that the special committee’s investigation will not be completed in a timely manner.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	Press Release dated June 11, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL SYSTEMS SOLUTIONS, INC.

Dated: June 11, 2007	By:	/s/ Thomas M. Costales Thomas M. Costales Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 11, 2007